                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 9, 1998
                             --------------------
                       (Date of Earliest Event Reported)



                              SOLV-EX CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)



                                  New Mexico
                ----------------------------------------------
                (State or other jurisdiction of incorporation)



              0-9897                               85-0283729
     ------------------------         ------------------------------------
     (Commission File Number)         (IRS Employer Identification Number)



                2127 Menaul NE, Albuquerque, New Mexico   87107
                -----------------------------------------------
          (Address of principal executive offices including zip code)



                                (505) 883-0331
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              (Registrant's telephone number including area code)



                                Not Applicable
              ---------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
          --------------------------------------------

(b) Meyners + Company, LLC has been engaged by Solv-Ex Corporation (the "Registrant"), as the principal accountant to audit the balance sheet of the Registrant as of August 31, 1998. The date of Meyners + Company, LLC's engagement was November 9, 1998.

The Registrant has not consulted Meyners + Company, LLC regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's balance sheet; or any matter that was either the subject of a disagreement or a reportable event.

Meyners + Company, LLC is an independent member of the BDO Seidman Alliance, which allows Meyners + Company LLC access to resources, services and technical expertise of an international accounting and consulting organization.

                                      -2-
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 19, 1998            SOLV-EX CORPORATION
                                    (Registrant)



                                    By /s/ Frank Ciotti
                                      ------------------------
                                      Frank Ciotti,
                                      Chief Financial Officer

                                      -3-